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                                                                 EXHIBIT 10.13
                        SECOND AMENDMENT TO OFFICE LEASE


         THIS SECOND AMENDMENT TO OFFICE LEASE (hereinafter referred to as this "Second Amendment") is entered into this 24th day of July, 1998, by and between BSDAL I LIMITED PARTNERSHIP, a Georgia limited partnership (hereinafter referred to as "Landlord"), and MARKETING SPECIALISTS SALES COMPANY, a Texas corporation (hereinafter referred to as "Tenant").


                              W I T N E S S E T H:


         WHEREAS, Landlord and Tenant entered into that certain Office Lease, dated April 27, 1998 (hereinafter referred to as the "Office Lease"), as amended by that certain First Amendment to Office Lease, dated June 26, 1998 (hereinafter referred to as the "First Amendment"; the Office Lease and First Amendment are hereinafter referred to collectively as the "Lease"), pursuant to which Tenant leased certain premises containing 47,345 square feet of Rentable Area known as Suite 200 on the 1st and 2nd floors of the building presently known as "17855 Briargrove Place" situated at the northwest corner of Briargrove Lane and the North Dallas Tollway, Dallas, Texas (hereinafter referred to as the "Building"), which premises are more particularly described in the Lease (hereinafter referred to as the "Original Premises"); and

         WHEREAS, the parties desire to amend the Lease to expand the Leased Premises pursuant to Special Stipulation No. 3 of the Lease and to provide for such other related matters as are hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

         1. Defined Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as given such terms in the Lease.

         2. Leased Premises Expansion. Effective on the Commencement Date, the Leased Premises shall be deemed expanded to include that certain additional space, comprising 8,924 square feet of Rentable Area and 7,760 square feet of Usable Area (determined in accordance with Paragraph 1.1(b) of the Lease), located on the third (3rd) floor of the Building and being more particularly shown on Exhibit A-2, attached hereto and incorporated herein by this reference (hereinafter referred to as the "Second Amendment Expansion Area"). On and after the Commencement Date, the total Leased Premises shall comprise 56,269 square feet of Rentable Area and 50,224 square feet of Usable Area (determined in accordance with Paragraph 1.1(b) of the Lease)
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and shall include both the Original Premises and the Second Amendment Expansion
Area. The Second Amendment Expansion Area shall be leased by Tenant subject to and in accordance with all of the terms and conditions of the Lease, as modified hereby, but subject to the provisions of subparagraphs d.(ii) and (iii) of Special Stipulation No. 3 of Exhibit E to the Lease.

         3. Base Rent. From and after the Commencement Date, Base Rent for the entire Leased Premises during the Term shall be ONE HUNDRED THREE THOUSAND ONE HUNDRED FIFTY-NINE and 83/100 DOLLARS ($103,159.83) per month, ONE MILLION TWO HUNDRED THIRTY-SEVEN THOUSAND NINE HUNDRED EIGHTEEN and NO/00 DOLLARS ($1,237,918.00) per year, payable in accordance with Paragraph 2.2 of the Lease.

         4. Rental Adjustment. Tenant's Share, as defined in the Lease Summary, shall be amended to provide that Tenant's Share from and after the Commencement Date shall be FORTY-FIVE and 25/100ths percent (45.25%).

         5. Landlord's Allowance. Landlord's Allowance for Tenant Improvement Costs shall be amended to provide that the total amount of such Landlord's Allowance shall not exceed ONE MILLION ONE HUNDRED TWENTY-FIVE THOUSAND THREE HUNDRED EIGHTY and NO/100 DOLLARS ($1,125,380.00).

         6. Letter of Credit. Special Stipulation No. 9 of Exhibit E to the Office Lease, as amended by the First Amendment, is hereby amended by deleting from the 5th and 6th lines of subparagraph a. thereof the words, numbers and symbols "ONE MILLION TWO HUNDRED ONE THOUSAND ONE HUNDRED FOURTEEN and NO/100 DOLLARS ($1,201,114.00)" and by inserting, in lieu thereof, the words, numbers and symbols "ONE MILLION FOUR HUNDRED TWENTY-SEVEN THOUSAND FIVE HUNDRED FORTY-FOUR AND NO/100 DOLLARS ($1,427,544.00)."

         Special Stipulation No. 9 of Exhibit E to the Office Lease, as amended by the First Amendment, is hereby further amended by deleting from the 4th and 19th lines of subparagraph i. thereof the numbers and symbols "$1,201,114.00", and by inserting, in lieu thereof, the numbers and symbols "$1,427,544.00."

         Special Stipulation No. 9 of Exhibit E to the Office Lease, as amended by the First Amendment, is hereby further amended by deleting from the 8th line of subparagraph i. thereof the numbers and symbols "$25,520.12," and by inserting, in lieu thereof, the numbers and symbols "$30,080.43."

         The Lease is hereby further amended by deleting Exhibit E-3 thereto and by inserting in replacement thereof the amortization schedule attached as Exhibit E-3 hereto, and incorporated herein by this reference.


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         7. Delivery of Original Premises. Landlord and Tenant hereby acknowledge the continuing effectiveness of the provisions of subparagraphs d.(ii) and (iii) of Special Stipulation No.
3 of Exhibit E to the Lease.

         8. Parking Rights. In addition to Tenant's parking rights set forth in Additional Provision No. 6 of Exhibit E to the Office Lease, Landlord shall provide to Tenant during the term of the Lease four (4) reserved, contiguous parking spaces for Tenant's use located in the parking area for the Building as shown on Exhibit C-2 hereto. Such spaces shall be designated with appropriate signage (designed, fabricated, erected and maintained at Tenant's expense) consistent with Landlord's signage for the Building as "Reserved for the Exclusive Use of [Name of Tenant]." Landlord shall not have any obligation to enforce the reservation of such reserved parking spaces. The reserved parking areas shall be taken from, and not in addition to, the unreserved parking spaces otherwise required to be provided by Landlord to Tenant pursuant to Additional Provision No. 6 of the Office Lease. In the event Tenant is in default with respect to any of its rental obligations under the Lease (which default remains uncured after the expiration of all applicable notice and cure periods expressly provided with respect to such default under this Lease), Landlord may revoke Tenants' rights to any or all such reserved or unreserved parking spaces provided pursuant to Additional Provision No. 6 of the Office Lease. Said parking spaces and Tenants' rights thereto, shall not be assignable or transferrable by Tenant, other than in connection with a permitted assignment of this Lease.

         9. Stove and Exhaust Chase. Notwithstanding the provisions of Paragraph 28 of Exhibit C to the Lease, Tenant shall be permitted to cook in space located within the Leased Premises subject to Tenant's compliance, at Tenant's expense, with (i) all applicable laws, ordinances, codes, rules, regulations and other governmental requirements, (ii) requirements of the Board of Fire Underwriters,
(iii) requirements of Landlord's insurer and (iv) the requirements of this Lease. Tenant shall be solely responsible for venting all cooking exhaust from the Leased Premises in order to prevent cooking odors from emanating from the Leased Premises to other portions of the Building. Landlord agrees that it will provide, at Tenant's expense, an exhaust chase and venting equipment for Tenant's cooking and exhaust requirements for the purpose of transporting Tenant's cooking exhaust to the outside air in accordance with the requirements of this Lease. Landlord shall provide to Tenant the plans and specifications for the proposed exhaust chase and venting equipment, and Tenant shall be responsible for satisfying itself that such chase and venting equipment shall be sufficient for Tenant's purposes and for purposes of satisfying the requirements of this Lease. In no event shall Landlord's preparation or approval of such plans and specifications, or work pursuant thereto, relieve Tenant of its obligations under this paragraph. If Tenant is not satisfied that such chase and venting equipment shall be sufficient for Tenant's purposes and for purposes of satisfying the requirements of this Lease, Tenant may propose modifications to the chase and venting equipment by written notice to Landlord. Upon receipt of such notice of modification from Tenant, Landlord shall make such adjustments to the plans and specifications as may be acceptable to Landlord. After installation of the chase and venting equipment, Tenant shall be responsible, at its sole expense, for the cleaning, maintenance and repair thereof. Notwithstanding the foregoing, if Tenant's cooking or any activities related thereto (i) cause the Building to be in non-compliance with any laws, ordinances, codes, rules, regulations and other governmental requirements, or requirements of the Landlord's insurer or the Board of Fire


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Underwriters, (ii) disturb any other tenant's use or occupancy of its premises or the common areas of the Building, or (iii) cause an increase in any insurance premiums or make such insurance unavailable to Landlord, then Tenant shall immediately cease and desist from such cooking or any activity related thereto within the Leased Premises until further notice from Landlord. Tenant hereby acknowledges and agrees that the provisions of Section 11.1 of the Lease apply, without limitation, to Tenant's cooking in the Leased Premises and any other activity related thereto.

         10. Lease Summary. As a result of the expansion of the Leased Premises and the adjustment in Base Rental, Tenant's Share and Landlord's Allowance for the Tenant Improvement Costs, the Lease Summary, as originally attached to the Lease, as amended by the First Amendment, is hereby deleted and Exhibit B-2 attached hereto is hereby inserted in lieu thereof.

         11. Brokerage. This Lease has been negotiated through the agency of, and Tenant warrants and represents to Landlord that no other broker was involved with the leasing of the Second Amendment Expansion Area or the negotiation of this Second Amendment acting on Tenant's behalf or at its direct or indirect request, or is entitled to any commission, except for, Tenant's Broker (as identified in the Lease Summary). Landlord shall compensate Tenant's Broker for its services in connection herewith pursuant to a separate commission agreement between Landlord and Tenant's Broker. Tenant agrees to indemnify and hold Landlord harmless against any other claims (including court costs and attorneys' fees) for commissions by any broker other than Tenant's Broker. Landlord warrants and represents to Tenant that no broker was involved with the leasing of the Second Amendment Expansion Area or the negotiation of this Second Amendment acting on Landlord's behalf or at its direct or indirect request. Landlord agrees to indemnify and hold Tenant harmless against any other claims (including court costs and attorneys' fees) for commissions by any broker other than Tenant's Broker.

         12. No Further Amendment; Ratification. Except as expressly amended herein, all terms and conditions of the Lease remain unamended in full force and effect and are hereby ratified and confirmed by Landlord and Tenant. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this Second Amendment, the terms and conditions of this Second Amendment shall control.


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         IN WITNESS WHEREOF, the parties have executed this Second Amendment with intent to be bound hereby on the date and year first above set forth.

                                       LANDLORD:

                                       BSDAL I LIMITED PARTNERSHIP, a Georgia
                                       limited partnership

                                       By: BARRY & COMPANY, INC., a Georgia
                                           corporation, its sole general partner



                                           By: /s/ CHRISTIAN B. SCHOEN
                                               ----------------------------
                                                   Christian B. Schoen



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                          TENANT:

                                          MARKETING SPECIALISTS SALES
                                          COMPANY, a Texas corporation


                                          By: /s/ M. BRIAN HEALY
                                              -------------------------
                                                  M. Brian Healy

                                               Title:  Chief Financial Officer


                                          Date:  July 24, 1998






                           [CONSENT ON FOLLOWING PAGE]


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                                     CONSENT


         The undersigned hereby acknowledges and consents to the within and foregoing Second Amendment to Office Lease.


                                  GUARANTY FEDERAL BANK, F.S.B., a federal savings bank



                                  By:      /s/ TOM ETHREDGE
                                           ---------------------
                                  Name:        Tom Ethredge
                                  Title: Vice President


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                                   EXHIBIT B-2




                                  LEASE SUMMARY




LEASE  DATE:                        April 27, 1998 (First Amendment, _________, 1998; Second Amendment, _________, 1998)


LANDLORD:                           BSDAL I LIMITED PARTNERSHIP, a Georgia limited partnership


TENANT:                             MARKETING SPECIALISTS SALES COMPANY, a Texas corporation


SUITE NUMBER:                       200

LEASED PREMISES AND
FLOOR(S):                           56,269 square feet of Rentable Area located on the 1st, 2nd and 3rd floors


AREA OF THE LEASED PREMISES:                FLOOR(S)      USABLE AREA           RENTABLE AREA
                                            1st           12,686                14,589
                                            2nd           29,778                32,756
                                            3rd             7,760                 8,924


                           TOTAL                          50,224                56,269
                                                          ======                ======


RENTABLE AREA OF THE BUILDING:      124,358 square feet of Rentable Area


TENANT'S SHARE:                     45.25%

LEASE TERM:                         Five (5) Years

COMMENCEMENT DATE:                  October 1, 1998


EXPIRATION DATE:                    September 30, 2003


BASE RENT:

                     Portion                Annual Base           Annual Base           Monthly Base
                  of Lease Term             Rental/RSF             Rental               Rental
                  Months 1-60:              $22.00               $1,237,918.00          $103,159.83


                                       B-1
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
ROOF RENT
[EXHIBIT E, PARAGRAPH 7]:           $150.00/month

SECURITY DEPOSIT:                   $0


TENANT'S BROKER AND                 THE STAUBACH COMPANY
ADDRESS FOR                         Southwest Corporate Services
NOTICES:                            6750 LBJ Freeway,  Suite 110
                                    Dallas, Texas  75240


TENANT'S ADDRESS FOR                Prior to Commencement Date:
NOTICES:                            MARKETING SPECIALISTS SALES COMPANY
                                    16251 Dallas Parkway
                                    Dallas, Texas 75248
                                    Attn:  Mr. Brad Moore

                  with a copy to:   RICHMONT
                                    16251 Dallas Parkway
                                    Dallas, Texas 75248
                                    Attn:  Alan W. Tompkins, Esq., Associate General Counsel

                                    Commencement Date and thereafter:
                                    MARKETING SPECIALISTS SALES COMPANY
                                    16251 Dallas Parkway
                                    Dallas, Texas 75248
                                    Attn:  Mr. Brad Moore

                  with a copy to:   RICHMONT
                                    16251 Dallas Parkway
                                    Dallas, Texas 75248
                                    Attn:  Alan W. Tompkins, Esq., Associate General Counsel

LANDLORD'S ADDRESS FOR              BSDAL I LIMITED PARTNERSHIP
NOTICES:                            50 Glenlake Parkway, Suite 520
                                    Atlanta, Georgia 30328
                                    Attn:  Mr. Jimmy Barry

                  with a copy to:   Parker, Hudson, Rainer & Dobbs LLP
                                    285 Peachtree Center Avenue
                                    1500 Marquis Two Office Tower
                                    Atlanta, Georgia 30303
                                    Attn:  Kenneth H. Kraft, Esq.

PARKING SPACES:                     Four (4) spaces for each 1,000 square feet of Usable Area of the Leased Premises

LANDLORD'S ALLOWANCE:               $20.00 per square foot of Rentable Area of Leased Premises, for total Landlord's
[EXHIBIT D]                         Allowance of $1,125,380.00.



                                       B-2